UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 25, 2015

MOELIS & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36418	46-4500216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 883-3800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                 On October 25, 2015, the Board of Directors (the “Board”) of Moelis & Company (the “Company”) elected John A. Allison IV as a director of the Company and a member of the Board’s audit and compensation committees.  Mr. Allison’s term will begin on November 4, 2015.   The Board has determined that Mr. Allison is “independent” as that term is defined under the NYSE listing rules for purposes of serving on the Board and committees and that he also satisfies the independence criteria set forth in Rule 10A-3 of the Securities Exchange Act, as amended, for purposes of serving as an independent director on the audit committee.  The Board has also determined that Mr. Allison is a “financial expert” as that term is defined under Item 407 of Regulation S-K.

With the addition of Mr. Allison to the audit committee, the Company will have three independent directors on its audit committee and one member has accounting or related financial management expertise, as the Board interprets such qualifications in its business judgment, in compliance with Section 303A.07(a) of the New York Stock Exchange corporate governance standards.

As a non-employee director of the Company, Mr. Allison will be eligible to receive annual compensation of $110,000 (comprised of $70,000 in either cash or shares of Class A common stock or a combination of both at his option, and $40,000 in the form of Restricted Stock Units which vest upon grant and are settled following the second anniversary of grant (except for the initial grant which will be settled no later than 60 days from July 1, 2017).  Additionally, as an audit committee member, he will be eligible to receive compensation of $10,000 annually.  The Company also reimburses non-employee directors for expenses incurred in connection with attending Board and committee meetings.  In addition, Mr. Allison and the Company have entered into an indemnification agreement substantially in the form attached as Exhibit 10.1 to the Registration Statement on Form S-1 (File No. 333- 200035) filed by the Company with the Securities and Exchange Commission on November 10, 2014.

Item 7.01                                           Regulation FD Disclosure.

On October 26, 2015, the Company issued a press release announcing the election of Mr. Allison to the Board.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press release of Moelis & Company dated October 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

By:	/s/ Osamu Watanabe
Name: Osamu Watanabe
Title: General Counsel and Secretary

Date: October 26, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Moelis & Company dated October 26, 2015.